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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 30, 1999

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-43091                13-3836437
----------------------------          -----------          -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

  245 Park Avenue
  New York, New York                                              10167
------------------------                                      ------------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

       Registrant's telephone number, including area code (212) 272-4095

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
Item 5.  Other Events.

     On July 30, 1999, Bear Stearns Asset Backed Securities, Inc. (the "Company") executed a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement") among the Company, as depositor, Countrywide Home Loans, Inc., as seller and master servicer ("Countrywide"), and The Bank of New York, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.                           Description
         --------------------------     --------------------------------------

                  99 Pooling and Servicing Agreement dated as of July 1, 1999 among the Company, Countrywide and the Trustee, providing for the issuance of Bear Stearns Asset Backed Securities, Inc., Asset Backed Certificates, Series 1999-1

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED
                                     SECURITIES, INC.

                                     By:   /s/  Patricia A. Jehle
                                           ---------------------------------
                                           Patricia A. Jehle
                                           President

Dated:  August 13, 1999

                                 Exhibit Index
                                 -------------


       Exhibit No.                              Description                                 Page
--------------------------        -----------------------------------------       -------------------------
         99                       Pooling and Servicing Agreement dated                      6
                                  as of July 1, 1999 among the Company,
                                  Countrywide and the Trustee, providing
                                  for the issuance of Bear Stearns Asset
                                  Backed Securities, Inc., Asset Backed
                                  Certificates, Series 1999-1